UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 4, 2021

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS,Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Director or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2021, Richard P. Schifter resigned as a director of the Board of Directors (the “Board”) of EnLink Midstream Manager, LLC (the “Manager”), the managing member of EnLink Midstream, LLC (“ENLC”). Mr. Schifter’s resignation was delivered pursuant to the terms of the Amended and Restated Board Representation Agreement, dated as of January 25, 2019, by and among ENLC, the Manager, GIP III Stetson I, L.P., and TPG VII Management, LLC, in connection with the sale by Enfield Holdings, L.P. (“Enfield”) of all of its Series B Cumulative Convertible Preferred Units representing limited partner interests in EnLink Midstream Partners, LP (the “Series B Units”) and Class C Common Units representing limited liability company interests in ENLC (the “Class C Units”), which sale resulted in a “Designation Right Termination Event” under such agreement. As a result of such Designation Right Termination Event, the right of holders of Series B Units and Class C Units to designate a representative to the Board has terminated. Enfield’s Series B Units and Class C Units were purchased by Brookfield Infrastructure Partners and funds managed by Oaktree Capital Management, L.P. Mr. Schifter’s resignation from the Board did not result from a disagreement with the Manager or ENLC.

GIP III Stetson I, L.P., in its capacity as the sole member of the Manager, has reduced the number of directors on the Board to eight to reflect the departure of Mr. Schifter and the recent untimely death of James C. Crain, who had served ENLC and its predecessors as a director since 2005. We extend our heartfelt condolences to Mr. Crain’s family.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: August 6, 2021	By:	/s/ Pablo G. Mercado
Pablo G. Mercado
Executive Vice President and Chief Financial Officer

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